UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2020

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 437-6500

N/A

(Former name, or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AMPE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 12, 2020, Ampio Pharmaceuticals, Inc. (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”). The number of shares of common stock entitled to vote at the Annual Meeting was 185,005,449. The number of shares of common stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting was 129,202,273.

The certified results of each of the matters voted upon at the Annual Meeting, which are more fully described in the Company’s definitive proxy statement, are as follows:

(1)   The following nominees were elected as directors, each to hold office until the Company’s 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or their earlier resignation or removal:

Nominees	For	Withheld	Broker Non-Votes
Michael Macaluso	40,323,245	6,587,206	82,291,822
David Bar-Or, M.D.	43,131,309	3,779,142	82,291,822
Philip H. Coelho	41,030,051	5,880,400	82,291,822
Richard B. Giles	42,500,851	4,409,600	82,291,822
David R. Stevens, Ph.D.	41,973,116	4,937,335	82,291,822

(2)   The selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
125,596,235	1,567,936	2,038,102	0

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

Date: December 15, 2020	By:	/s/ Daniel G. Stokely
	Name:	Daniel G. Stokely
	Title:	Chief Financial Officer and Secretary